File No. 2-65439



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                 POST-EFFECTIVE
                                AMENDMENT NO. 16
                                       TO
                                    FORM S-6



For Registration under the Securities Act of 1933 of Securities of Unit Investment Trusts Registered on Form N-8B-2


                    THE MARYLAND TAX-EXEMPT TRUST, SERIES 2
                             (Exact Name of Trust)


                      LEGG MASON WOOD WALKER, INCORPORATED
                           (Exact Name of Depositor)


                            111 South Calvert Street
                           Baltimore, Maryland 21202
         (Complete address of Depositor's principal executive offices)


LEGG MASON WOOD WALKER, INCORPORATED              CHAPMAN AND CUTLER
Attention:  Marie K. Karpinski                    Attention:  Mark J. Kneedy
111 South Calvert Street                          111 West Monroe Street
Baltimore, Maryland  21202                        Chicago, Illinois  60603

               (Name and complete address of agents for service)



XXX Check if it is proposed that this filing will become effective on January 31, 1996 pursuant to Rule 485.

                      CONTENTS OF POST-EFFECTIVE AMENDMENT
                           OF REGISTRATION STATEMENT



This Post-Effective Amendment of Registration Statement comprises the following papers and documents:

                  The facing sheet

                  The prospectus

                  The signatures

                  The Consent of Independent Accountants

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, The Maryland Tax-Exempt Trust, Series 2 certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485 under the Securities Act of 1933 and has duly caused this Post-Effective Amendment of its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Baltimore and State of Maryland on the 31st day of January, 1996.

                                 THE MARYLAND TAX-EXEMPT TRUST, SERIES 2
                                               (Registrant)

                                 By LEGG MASON WOOD WALKER, INCORPORATED
                                               (Depositor)


                                 By (F. Barry Bilson Signature)

                                    Attest (Susan T. Lind Signature)


(SEAL)

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Post-Effective Amendment of Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

    Signature                Title                              Date

Raymond A. Mason        Chairman of the Board            ) January 31, 1996
                                                         )
James W. Brinkley       President and Director           )
                                                         )
Edmund J. Cashman, Jr.  Senior Executive Vice President  )(H M Lowman signature)
                          and Director                   ) Attorney-in-fact*
                                                         )
Charles A. Bacigalupo   Senior Vice President, Secretary )
                          and Director                   )
                                                         )
Horace M. Lowman, Jr.   Senior Vice President and        )
                          Assistant Secretary            )

(John F. Curley, Jr. signature)
John F. Curley, Jr.     Vice Chairman of the Board


(Richard J. Himelfarb signature)
Richard J. Himelfarb    Executive Vice President and Director

    Signature                Title                              Date

                                                           January 31, 1996

(Edward A. Taber III signature)
Edward A. Taber III     Executive Vice President and
                          Director


(Robert G. Sabelhaus signature)
Robert G. Sabelhaus     Executive Vice President and
                          Director


(Mark I. Preston signature)
Mark I. Preston         Senior Vice President and Director


(William B. Jones, Jr. signature)
William B. Jones, Jr.   Senior Vice President and Director


(Thomas M. Daly, Jr. signature)
Thomas M. Daly, Jr.     Senior Vice President and Director


(F. Barry Bilson Signature)
F. Barry Bilson         Senior Vice President and Director


(Douglas C. Petty, Jr. signature)
Douglas C. Petty, Jr.   Senior Vice President and Director



Carl Hohnbaum           Senior Vice President and Director



William F. Haneman, Jr. Senior Vice President and Director



Thomas E. Hill          Senior Vice President and Director



Robert G. Donovan       Senior Vice President and Director


(Marvin H. McIntyre signature)
Marvin H. McIntyre      Senior Vice President and Director

* An executed copy of each of the related powers of attorney was filed with the Securities and Exchange Commission in connection with the Registration State-ment for Series 2 of The Maryland Tax-Exempt Trust (File No. 2-62967) and all of such powers are hereby incorporated herein by this reference.

                       CONSENT OF INDEPENDENT ACCOUNTANTS


                  We consent to the inclusion of our report dated November 16, 1995, on audits of the statements of assets and liabilities and the related portfolio of The Maryland Tax-Exempt Trust, Series 2 as of September 30, 1995, and the related statements of operations and changes in net assets for each of the three years in the period then ended in the Registration Statement of the Trust on Post-Effective Amendment No. 16 to the Form S-6 Registration No. 2-65439 to be filed with the Securities and Exchange Commission.

                  We also consent to the reference to our Firm as experts in accounting and auditing under the caption "Auditors" contained in Part II of the Prospectus.




                                     COOPERS & LYBRAND L.L.P.



Baltimore, Maryland
January 30, 1996
                                      S-4

                   THIS IS PART ONE OF A TWO-PART PROSPECTUS
                     DATED JANUARY 31, 1996 - IT MAY NOT BE
                          DISTRIBUTED WITHOUT PART TWO




                    THE MARYLAND TAX-EXEMPT TRUST, SERIES 2


In the opinion of Counsel, interest income to the Fund and to Certificate-holders, with certain exceptions, is exempt under existing law from all Federal income taxes and Maryland personal income taxes, but may be subject to other state and local taxes. Capital gains, if any, are subject to tax (see "Tax Status" in Part Two).

THE FUND

The Maryland Tax-Exempt Trust, Series 2 (the "Fund") is comprised of a portfolio of interest-bearing obligations issued by or on behalf of municipalities and other governmental authorities of the State of Maryland and/or issued by certain United States territories or possessions and their public authorities, the interest on which, in the opinion of recognized bond counsel to the issuing government authority, is exempt from all Federal income and Maryland personal income taxes under existing law. Each Unit represents a 1/4,000 undivided interest in the principal and net income of the Fund.

The Units being offered by this Prospectus are issued and outstanding Units which have been purchased by the Sponsor in the secondary market or from the Trustee after having been tendered for redemption. The profit or loss resulting from the sale of Units will accrue to the Sponsor. No proceeds from the sale of Units will be received by the Fund.



Please retain both parts of this Prospectus for future reference.



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                          LEGG MASON WOOD WALKER, INCORPORATED

                                            Sponsor

                   THIS IS PART ONE OF A TWO-PART PROSPECTUS
                     DATED JANUARY 31, 1996 - IT MAY NOT BE
                          DISTRIBUTED WITHOUT PART TWO


                    THE MARYLAND TAX-EXEMPT TRUST, SERIES 2


PUBLIC OFFERING PRICE

The Public Offering Price of the Units is equal to the aggregate bid price of the Securities in the portfolio of the Fund plus interest accrued to the date of settlement divided by the number of Units outstanding. Additionally, a sales charge of 4% of the Public Offering Price (4.167% of the amount invested) is included. At September 30, 1995, the Public Offering Price was $439.64 plus accrued interest to date of settlement (three business days after such date) of $.23 for a total of $439.87 (see "Market for Units" in Part Two).

ESTIMATED CURRENT RETURNS

Estimated Current Returns to Certificateholders under the monthly, quarterly and semi-annual distribution plans were 5.954%, 6.004% and 6.043% per annum, respectively, on September 30, 1995. Estimated Current Returns are calculated by dividing the net annual interest income per Unit by the Public Offering Price plus accrued interest. Net annual interest income per Unit will vary with changes in fees and expenses of the Trustee and the Evaluator and with the redemption, maturity, exchange or sale of the underlying bonds; the Public Offering Price will vary with changes in the bid price of the underlying bonds; therefore, there is no assurance that the Estimated Current Returns stated above will be realized in the future (see "Annual Unit Income" in Part Two).

                    THE MARYLAND TAX-EXEMPT TRUST, SERIES 2
                   SUMMARY OF ESSENTIAL FINANCIAL INFORMATION
                            as of September 30, 1995



Sponsor:  Legg Mason Wood Walker, Incorporated
Trustee:  The Bank of New York
Evaluator:  Securities Evaluation Service, Inc. (1)


GENERAL INFORMATION


Principal Amount of Bonds in the Fund                       $1,545,000
Number of Units                                                  4,000
Fractional Undivided Interest in the Fund per Unit             1/4,000
Public Offering Price:
    Aggregate Bid Price of Bonds in Portfolio                1,634,242
    Aggregate Bid Price of Bonds Per Unit                       408.56
    Accrued Interest Per Unit                                    13.49
    Sales Charge 4.167% (4% of Public Offering Price)            17.59
    Public Offering Price Per Unit (2)                          439.64
Redemption Price Per Unit (2)                                   422.05
Minimum Value of the Fund under which Trust                 $1,000,000
        Agreement may be terminated
Minimum Principal Distribution          $1.00 per Unit
Date of Deposit                         November 7, 1979
Mandatory Termination Date              December 31, 2028
Annual Evaluation Fee (1)               $.40 per $1,000 principal amount of securities
                                        until March  31, 1994.  Since April 1, 1994,
                                        $.35 per $1,000 principal amount of securities.


Evaluations for purpose of sale, purchase or redemption of Units are made as of 3:00 P.M. Eastern time on days of trading on the New York Stock Exchange next following receipt by Legg Mason Wood Walker, Incorporated, of an order for a sale or purchase of Units or receipt by The Bank of New York, of Units tendered for redemption.

(1) Legg Mason Wood Walker, Incorporated was the evaluator for the Fund until March 31, 1994. Since April 1, 1994, the evaluation of the Fund has been performed by Securities Evaluation Service, Inc.

(2) Plus accrued interest to the date of settlement (three business days after purchase) of $.23.

                                   Continued

                    THE MARYLAND TAX-EXEMPT TRUST, SERIES 2
             SUMMARY OF ESSENTIAL FINANCIAL INFORMATION, Continued
                            as of September 30, 1995

SPECIAL INFORMATION BASED ON VARIOUS DISTRIBUTION PLANS

                                     Monthly          Quarterly        Semi-Annual
                                             Amounts reflect adjustments
                                              from original Prospectus
Calculation of Estimated Net
      Annual Unit Income:
   Estimated Annual Interest
         Income per Unit             $27.91              $27.91            $27.91
   Less:  Estimated Annual
         Expenses per Unit             1.72                1.50              1.33
                                     ------              ------            ------
   Estimated Net Annual Interest
         Income per Unit             $26.19              $26.41            $26.58
                                     ======              ======            ======
Calculation of Interest Distri-
      butions per Unit:
   Estimated Net Annual Interest
         Income per Unit             $26.19              $26.41            $26.58
   Divided by 12, 4 and 2, res-
         pectively                   $ 2.18              $ 6.60            $13.29
Estimated Daily Rate of Net
      Interest Accrual per Unit     $.07275             $.07336           $.07384
Estimated Current Return Based
      on Public Offering Price
      plus accrued interest           5.954%              6.004%            6.043%

Record and Computation Dates         First day of the month as follows:
                                     Monthly-each month; Quarterly-March,
                                     June, September and December;
                                     Semi-Annual-June and December

Distribution Dates                   Fifteenth day of the month as follows:
                                     Monthly-each month; Quarterly-March,
                                     June, September and December;
                                     Semi-Annual-June and December

Trustee's Annual Fee                 $1.26, $1.00  and  $0.71 per $1,000
                                     Principal Amount of Securities,
                                     respectively, for those portions of
                                     the Fund under the monthly, quarterly
                                     and semi-annual distribution plans.

PORTFOLIO

               The Fund consists of 8 issues which are payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. The portfolio of the Fund is divided by purpose of issue (and percentage of principal amount to total Fund) as follows: Hospitals, 4(48%); Housing, 2(47%); and Pollution Control, 2(5%). (See "The Fund" in Part Two).

               As indicated, approximately 48% of the aggregate principal amount of the Securities consists of hospital revenue bonds. Ratings of hospital revenue bonds are often based upon feasibility studies which contain projections of occupancy levels, revenues and costs. Additionally, a major portion of hospital revenues typically is derived from Federal or state programs such as Medicaid reimbursement upon which many hospitals rely heavily. Hospitals are subject to regulation of rates and other areas by the Maryland Health Services Cost Review Commission. There has been a trend toward increased cost for medical malpractice and liability insurance and the reduction or elimination of the availability of such insurance for physicians and health care facilities. Future legislation or changes in the areas noted above, among other things, would affect all hospitals to varying degrees and, accordingly, an adverse change in these areas may affect the ability of such issuers to make payment of principal and interest on bonds held in the portfolio of the Fund.

               Approximately 47% of the aggregate principal amount of the Securities in the Fund are obligations of issuers whose revenues are primarily derived from mortgage loans to housing projects for low to moderate income families. In view of this, an investment in the Fund should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. The ability of such issuers to make debt service payments will be affected by events and conditions affecting financed projects, including, among other things, the achievement and maintenance of sufficient occupancy levels and adequate rental income, increases in taxes, utility costs and other operating expenses, the managerial ability of project managers, changes in laws and governmental regulations, the appropriation of subsidies, and social and economic trends affecting the localities in which the projects are located. Tenants may be limited by high rent levels and income limitations imposed under Federal and state programs. In addition, certain Securities were issued for the purpose of acquiring notes secured by mortgages on single family residences and involve other risks such as extraordinary mandatory redemption prior to scheduled maturities.

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Certificateholders, Sponsor and Trustee of The
         Maryland Tax-Exempt Trust, Series 2:

               We have audited the accompanying statement of assets and liabilities of The Maryland Tax-Exempt Trust, Series 2, including the related portfolio, as of September 30, 1995, and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audits.

               We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held by the trustee as of September 30, 1995. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

               In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Maryland Tax-Exempt Trust, Series 2 as of September 30, 1995, and the results of its operations and changes in its net assets for each of the three years in the period then ended, in conformity with generally accepted accounting principles.




                                          COOPERS & LYBRAND L.L.P.


Baltimore, Maryland
November 16, 1995

                    THE MARYLAND TAX-EXEMPT TRUST, SERIES 2
                      STATEMENT OF ASSETS AND LIABILITIES
                            as of September 30, 1995

ASSETS:
   Tax-exempt securities at market value (cost
         $1,356,019)                                              $1,634,242
   Accrued interest                                                   37,029
   Cash                                                               19,865
                                                                  ----------

               Total assets                                        1,691,136

LIABILITIES:

   Accrued evaluation fees                                             1,254
   Accrued audit fees                                                  1,675

               Total liabilities                                       2,929

               Net assets                                         $1,688,207

                             ANALYSIS OF NET ASSETS

Accumulated paid-in capital (4,000 units of fractional
      undivided interest)                                          1,356,019

Undistributed net investment income                                   53,965

Unrealized appreciation of bonds since date of
      deposit                                                        278,223

               Net asset value to certificateholders              $1,688,207

Net asset value per unit (4,000 units outstanding)                $   422.05
                                                                  ==========

                            See accompanying notes.

                    THE MARYLAND TAX-EXEMPT TRUST, SERIES 2
                                   PORTFOLIO
                            as of September 30, 1995

Aggregate Principal                                                                               Market Value      Annual Interest
      as of          Name of Issuer and         Interest  Maturity    Redemption       Cost           as of           Income to
September 30, 1995   Title of Security            Rate      Date      Feature (1)      Basis   September 30, 1995      the Fund
------------------  --------------------        --------  ---------   -----------      -----   ------------------    ------------
    $450,000      Baltimore City Housing Corp.
                       Maryland Mortgage Revenue
                       Bonds, Series 1978, Green-
                       hill Housing-Sec. 8,
                       Assisted Elderly Project    7.75%  10/01/2009  1990 @ 100S.F.  $396,090      $452,020            $34,876

      30,000      Baltimore City, Pollution Con-
                       trol Revenue (Allied
                       Chemical Corp. Project)     7.00   12/01/1999  1985 @ 100S.F.    28,500        31,141              2,100

     275,000      Community Development
                       Administration of the
                       State of Maryland, Housing
                       Mortgage Revenue Bonds,     7.00   01/01/2020  1989 @ 103
                       1979 Series A                                  1999 @ 100S.F.   215,099       277,503             19,250

      15,000      Maryland Health & Higher Educa-
                       tional Facilities Authority
                       Revenue Bonds, Greater
                       Baltimore Medical Center    6.90   07/01/2000  1989 @ 102
                       Issue, Series A                                1991 @ 100S.F.    13,344        15,993              1,035

     205,000      Maryland Health & Higher Educa-
                       tional Facilities Authority
                       Revenue Bonds, Howard County
                       General Hospital Issue,     8.00   01/01/2009  1989 @ 103
                       Series A                                       1993 @ 100S.F.   188,846       241,238             16,400


                                   Continued

                    THE MARYLAND TAX-EXEMPT TRUST, SERIES 2
                              PORTFOLIO, Continued
                            as of September 30, 1995

Aggregate Principal                                                                                Market Value     Annual Interest
       as of         Name of Issuer and         Interest  Maturity    Redemption       Cost           as of            Income to
September 30, 1995   Title of Security            Rate      Date      Feature (1)      Basis   September 30, 1995      the Fund
------------------  --------------------        --------  --------    -----------      -----   ------------------   ---------------
    $   20,000    Maryland Health & Higher Educa-
                       tional Facilities Authority
                       Revenue Bonds, North Charles
                       General Hospital Issue,
                       Series A                    6.60%  7/01/2007   1992 @ 100S.F.  $ 16,426      $  21,541           $  1,320

       505,000    Maryland Health & Higher Educa-
                       tional Facilities Authority
                       Revenue Bonds, The Johns
                       Hopkins Hospital Redevelop- 6.625  7/01/2008   1989 @ 102
                       ment Issue, 1979 Series                        1992 @ 100S.F.   454,500        549,718             33,456

        45,000    Upper Potomac River Commission,
                       Pollution Control Revenue
                       Bonds (Westvaco Corporation
                       Project), 1976 Series       7.125  5/01/2001   1992 @ 100S.F.    43,214         45,088              3,206
    ----------                                                                      ----------     ----------           --------

    $1,545,000                                                                      $1,356,019     $1,634,242           $111,643
    ==========                                                                      ==========     ==========           ========


                        See accompanying notes.

                THE MARYLAND TAX-EXEMPT TRUST, SERIES 2
                           NOTE TO PORTFOLIO


(1) Shown under this heading is the year in which each issue of bonds initially is callable and the call price for that year. Unless otherwise indicated, each issue of bonds continues to be callable at declining prices thereafter (but not below par value). "S.F." indicates a sinking fund is established with respect to an issue of bonds. Redemption pursuant to call provisions may occur at times when the redeemed bonds have an offering side valuation which represents a premium over par. To the extent that the bonds were deposited in the Fund at a price higher than the price at which they are redeemed, this represents a loss of capital when compared with the original Public Offering Price of Units. Conversely, to the extent that the bonds were acquired at a price lower than the redemption price, this represents an increase in capital when compared with the original Public Offering Price of the Units. Distributions will generally be reduced by the amount of the income which would otherwise have been paid with respect to redeemed bonds. The estimated current return in this event may be affected by such redemptions. For the Federal tax effect on Certificateholders of such redemptions and resultant distributions, see "Tax Status" and "Annual Unit Income" in Part Two.

                        See accompanying notes.

                THE MARYLAND TAX-EXEMPT TRUST, SERIES 2
                        STATEMENT OF OPERATIONS
         for the years ended September 30, 1995, 1994 and 1993

                                    1995              1994              1993
                                    ----              ----              ----
Investment income:
   Interest income                $111,704          $138,082          $172,734
                                  --------          --------          --------

   Expenses:
      Trustee fees and expenses      2,984             3,719             4,057
      Audit fees                     2,000             1,750             2,000
      Evaluation fees                  541               772               970
                                  --------          --------          --------

               Total expenses        5,525             6,241             7,027
                                  --------          --------          --------

Net investment income              106,179           131,841           165,707
                                  --------          --------          --------

Net realized and unrealized gain
     (loss) on investments:
   Net realized gain                 1,448            46,620             6,044

   Net unrealized gain (loss)
         on investments             44,800           (88,089)           11,285
                                  --------          --------          --------

Net realized and unrealized gain
    (loss) on investments           46,248           (41,469)           17,329
                                  --------          --------          --------

Increase in net assets resulting
      from operations             $152,427          $ 90,372          $183,036
                                  ========          ========          ========


                        See accompanying notes.

                THE MARYLAND TAX-EXEMPT TRUST, SERIES 2
                   STATEMENT OF CHANGES IN NET ASSETS
         for the years ended September 30, 1995, 1994 and 1993


                                        1995          1994           1993
                                        ----          ----           ----
From operations:
   Net investment income              $106,179     $  131,841     $  165,707
   Net realized gain                     1,448         46,620          6,044
   Net unrealized gain (loss)
       on investments                   44,800        (88,089)        11,285
                                      --------     ----------     ----------

           Increase in net assets
                resulting from
                operations             152,427         90,372        183,036

Distributions to certificate-
     holders from:

   Net investment income              (107,327)      (141,884)      (168,753)
   Proceeds from redemption
         of securities:                (15,000)      (695,120)      (244,480)
                                      ---------    ----------     ----------

   Increase (decrease) in net assets    30,100       (746,632)      (230,197)

Net asset value to certificate-
     holders:
   Beginning of year                 1,658,107      2,404,739      2,634,936
                                    ----------     ----------     ----------

   End of year (including
         undistributed net
         investment income of
         $53,965, $55,113 and
         $65,156 for 1995, 1994
         and 1993, respectively)    $1,688,207     $1,658,107     $2,404,739
                                    ==========     ==========     ==========

                        See accompanying notes.

                THE MARYLAND TAX-EXEMPT TRUST, SERIES 2
                     NOTES TO FINANCIAL STATEMENTS


1. Summary of Significant Accounting Policies:

   The investment objectives of The Maryland Tax-Exempt Trust, Series 2 (the "Fund") as well as the nature and purpose of its investment activities are set forth in Part II of this Prospectus.

   A.  Security Valuation:

       Tax Exempt Securities are stated at bid prices as determined by an evaluation performed by Securities Evaluation Service, Inc. as of September 30, 1995.

   B.  Security Cost:

       The original cost to the Fund was based on a determination by Interactive Data Services, Inc. of the offering prices of the securities on the date of deposit, November 7, 1979.

   C.  Investment Income:

       Income from investments is recorded as earned on the accrual basis. Bond premiums and discounts are not amortized for financial statement purposes. Fluctuations in the market price of the Fund's securities are recorded as increases or decreases in unrealized appreciation or depreciation.

   D.  Income Taxes:

       The Fund is not taxable as a corporation for Federal income tax purposes. Interest on portfolio securities, which is exempt from Federal income tax under the Internal Revenue Code, will retain its status as tax-exempt interest, for Federal income tax purposes, when distributed to a Certificateholder.


2. Fund Sponsor and Redemption:

   Although  it  is  not   obligated  to  do  so,  Legg  Mason  Wood
   Walker, Incorporated, the Fund Sponsor, maintains a market for the Units of the Fund and continuously offers to purchase Units at prices subject to change at any time, based upon the aggregate bid price of the bonds in the portfolio of the Fund, plus interest accrued to the date of settlement. The Sponsor may discontinue purchases of Units if the supply of Units exceeds demand or for other business reasons. In the event that a market is not maintained for the Units, a certificateholder may tender his Units to the Trustee for redemption at the redemption price, as set forth in Part II of the Prospectus.


                               Continued

                THE MARYLAND TAX-EXEMPT TRUST, SERIES 2
                NOTES TO FINANCIAL STATEMENTS, Continued

2. Fund Sponsor and Redemption, continued:

   The Fund Sponsor does not charge the Fund an advisory fee and receives no fee from the Fund for services performed except for a minimum evaluation fee of $.40 per $1,000 principal amount of securities annually for regularly evaluating the portfolio up through March 31, 1994. In addition, the Fund Sponsor has agreed to reimburse the Fund for audit fees in excess of $.50 per unit.


3. Unit Cost to Investors:

   The unit cost to original investors was based on the aggregate offering price of the bonds (per Unit) on the date of an investor's purchase, plus a sales charge of 4.167% of the aggregate offering price of the bonds which was equivalent to 4% of the public offering price. The secondary market unit cost to investors is based on the aggregate bid price of the bonds (per Unit) on the date of an investor's purchase, plus accrued interest income and a sales charge of 4.167% of the aggregate bid price of the bonds which is 4% of the public offering price.


4. Per Unit Information:

                                           For the Years Ended September 30
                                            1995         1994         1993
   Investment income                      $ 27.92      $ 34.52      $ 43.18
   Expenses                                 (1.38)       (1.56)       (1.75)
                                          -------      -------     --------
   Net investment income                    26.54        32.96        41.43
   Net realized and
         unrealized gain (loss)
         on investments                     11.56       (10.37)        4.33
   Distributions of net investment
         income (average) (1)              (26.83)      (35.46)      (42.19)
   Distributions of proceeds from
         redemption of securities           (3.75)     (173.78)      (61.12)
                                          -------      -------     --------
   Increase (decrease) in net assets         7.52      (186.65)      (57.55)
   Net asset value:
      Beginning of year                    414.53       601.18       658.73
                                          -------      -------     --------

      End of year (4,000 units
            outstanding)                  $422.05      $414.53      $601.18
                                          =======      =======      =======

   (1) Certificateholders may elect to receive distributions of net investment income on a monthly, quarterly, or semi-annual basis.


                               Continued

                THE MARYLAND TAX-EXEMPT TRUST, SERIES 2
                     NOTES TO FINANCIAL STATEMENTS







4. Per Unit Information, continued:

                                            1995        1994         1993
                                            ----        ----         ----
   Annual distributions by
        frequency of payment:
      Monthly                              $26.16      $33.51       $41.48
      Quarterly                            $26.42      $33.84       $41.89
      Semi-annual                          $26.69      $37.41       $42.77


                         THE MARYLAND TAX-EXEMPT TRUST



CONTENTS                                            PAGE

The Fund                                             4
Market for Units                                     8
Expenses and Charges                                 9
Annual Unit Income                                   9
Tax Status                                          10
Issue and Transfer of Certificates                  14
Distribution of Interest and Principal              14
Reports to Certificateholders                       15
Redemption of Units                                 16
Purchase of Units by Sponsor                        17
Removal of Securities from the Fund                 17
The Sponsor                                         18
The Trustee                                         19
Limitations on Liabilities of Sponsor and Trustee   20
Amendment or Termination of the Indenture           20
Legal Opinions                                      20
Auditors                                            21


                 THIS PART TWO MUST BE ACCOMPANIED BY PART ONE


         This Prospectus does not constitute an offer to sell, or a solicitation of an offer to sell, or a solicitation of an offer to buy, securities in any jurisdiction to any person to whom it is not lawful to make such offer in such jurisdiction.

         This Prospectus does not contain all the information set forth in the registration statements and exhibits relating thereto, which this Fund has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940 and to which reference is hereby made.

                   THIS IS PART TWO OF A TWO-PART PROSPECTUS
       DATED JANUARY 31, 1996-IT MAY NOT BE DISTRIBUTED WITHOUT PART ONE

                         THE MARYLAND TAX-EXEMPT TRUST


         THE FUND. The Maryland Tax-Exempt Trust (the "Fund") currently consists of several unit investment trusts. Each series of the Fund owns a portfolio of interest-bearing obligations (the "Bonds" or "Securities"), all of which have been issued by or on behalf of municipalities and other governmental authorities located in the State of Maryland or issued by certain United States territories or possessions and their public authorities, the interest on which is, in the opinion of recognized bond counsel to the respective issuing governmental authorities, exempt from all Federal income taxes and from Maryland personal income taxes under existing law. The objectives of the Fund are tax-exempt income and conservation of capital through an investment in a portfolio of tax-exempt bonds. There is, of course, no assurance that these objectives will be achieved. The payment of interest and the preservation of principal are dependent upon the continuing ability of the issuers and/or obligors of Securities to meet their respective obligations. The Securities Portfolio, essential information based thereon and financial statements, including a report of independent accountants relating to the series of the Fund offered hereby, are contained in Part One to which reference should be made for such information.

IN THE OPINION OF COUNSEL, INTEREST INCOME TO EACH SERIES OF THE FUND AND TO THE RESPECTIVE CERTIFICATEHOLDERS THEREOF, WITH CERTAIN EXCEPTIONS, IS EXCLUDABLE UNDER EXISTING LAW FROM GROSS INCOME FOR FEDERAL INCOME TAXES AND FROM MARYLAND PERSONAL INCOME TAXES, BUT MAY BE SUBJECT TO OTHER STATE AND LOCAL TAXES. CAPITAL GAINS, IF ANY, ARE SUBJECT TO TAX.

         Distributions. Distributions of interest received by the Fund, prorated on an annual basis, are made monthly, quarterly or semi-annually as the Certificateholder has elected. Distributions of funds from the Principal Amount, if any, are made semi-annually.

         Offering. The Units offered hereby are issued and outstanding Units which have been reacquired by the Sponsor either by purchase from the Trustee of Units tendered for redemption or by purchase in the open market. The price paid in each instance was not less than the aggregate bid price of the Securities per Unit, plus interest accrued to the date of settlement, determined as provided herein under "Market for Units". Any profit or loss resulting from the sale of Units will accrue to the Sponsor or other dealers selling the Units and no proceeds from any such sale will be received by the Fund.

         The Public Offering Price of the Units is equal to the aggregate bid price of the Securities in the portfolio of the series of the Fund represented by the Units being offered divided by the number of Units outstanding, plus a sales charge equal to 4% of the Public Offering Price (equivalent to 4.167% of the net amount invested) for Series 1,2 and 3, and 5% of the Public Offering Price (equivalent to 5.263% of the net amount invested) for Series 4, plus accrued interest to the date of settlement.

         Market. The Sponsor, Legg Mason Wood Walker, Incorporated, although not obligated to do so, intends to maintain a secondary market for Units in all series of the Fund at prices based upon the aggregate bid price of the Securities in the related portfolio. In the absence of such a market, a Certificateholder will be able to dispose of Units only by redemption at prices based upon the bid prices of the underlying Securities (see "Redemption of Units").

                           --------------------------

              Both Parts of the Prospectus Should be Retained for
                               Future Reference.
                           --------------------------

         Units of the Trust are not deposits or obligations of, or guaranteed by, any bank, and Units are not federally insured or otherwise protected by the Federal Deposit Insurance Corporation and involve investment risk including loss of principal.


         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                         THE MARYLAND TAX-EXEMPT TRUST

THE FUND

         The Fund consists of a series of trusts, all similar but separate with a different series number. Each series of the Fund is a unit investment trust created under the laws of the State of New York pursuant to a Trust Indenture and Agreement (the "Indenture"), dated the Date of Deposit, with Legg Mason Wood Walker, Incorporated, as Sponsor and Evaluator, and The Bank of New York, as Trustee.

         The Fund may be an appropriate investment vehicle for investors who desire to participate in a portfolio of Maryland tax-exempt fixed income securities with greater diversification than they might be able to acquire individually. In addition, bonds of the type deposited in the Fund are often not available in small amounts.

         Each Unit represents an undivided interest in its respective series of the Fund. To the extent that any Units are redeemed by the Trustee, the fractional undivided interest in the Fund represented by each unredeemed Unit will increase, although the actual interest in the Fund represented by such fraction will remain unchanged. Units will remain outstanding until redeemed upon tender to the Trustee by Certificateholders, which may include the Sponsor, or until the termination of the Indenture.

         Each series of the Fund consists of a portfolio of interest-bearing obligations issued by or on behalf of the State of Maryland and territories or possessions of the United States, and political subdivisions and authorities thereof, the interest on which is, in the opinion of recognized bond counsel to the issuing authorities, excludable from gross income for Federal income tax under existing law as well as from all Maryland personal income taxes under existing law, but may be subject to other state and local taxes.

         The objectives of the Fund and each series thereof are income exempt from both Federal income tax and Maryland personal income taxes and conservation of capital through an investment in a portfolio of interest-bearing obligations rated, at the date the particular series of the Fund was established, "BBB" or better by Standard & Poor's Ratings Services, a division of the McGraw-Hill Companies, Inc. ("Standard & Poor's") or by the Fitch Investors Service, Inc. ("Fitch") or "Baa" or better by Moody's Investors Service, Inc. ("Moody's"), including in each instance provisional or conditional ratings, respectively, and issued by or on behalf of the State of Maryland or authorities or political subdivisions thereof or issued by certain United States territories or possessions and their public authorities, the interest on which is, in the opinion of recognized bond counsel to the issuing governmental authorities, exempt from both Federal income tax and Maryland personal income taxes under existing law.

         In selecting Bonds for the Fund, the following facts, among others, were considered by the Sponsor: (i) either the Standard & Poor's or the Fitch rating of the Bonds was in no case less than "BBB", or the Moody's rating of the Bonds was in no case less than "Baa", including provisional or conditional ratings, respectively, or if not rated, the Bonds had, in the opinion of the Sponsor, credit characteristics sufficiently similar to the credit characteristics of interest-bearing tax-exempt obligations that were so rated as to be acceptable for acquisition by the Fund (see "Description of Bond Ratings"), (ii) the prices of the Bonds relative to other bonds of comparable quality and maturity, and (iii) the diversification of Bonds as to purpose of issue and location of issuer. A Bond which meets either the Standard & Poor's or Fitch rating of "BBB" or Moody's rating of "Baa" would be eligible to be included in the Fund portfolio even if that particular Bond received a lower rating in the Portfolio in Part One. Subsequent to the Date of Deposit, a Bond may cease to be rated or its rating may be reduced below the minimum required as of the Date of Deposit. Neither event requires the elimination of such Bond from the Portfolio, but may be considered in the Sponsor's determination as to whether or not to direct the Trustee to dispose of the Bond.

         Certain bonds in certain series of the Fund are general obligations of a governmental entity and are backed by the taxing power of such entity. The remaining Bonds are payable directly or indirectly from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds, on the other hand, are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. There are, of course, variations in the security of the different Bonds in the Fund, both within a particular classification and between classifications, depending on numerous factors. To the extent that the obligor of any Bond fails to pay interest and principal thereon, the interest income to the particular series of the Fund and the aggregate principal amount payable to such series upon maturity of any such Bond would not be received by such series from the Bond issuer.

         Certain of the Bonds in each series of the Fund are hospital revenue bonds. Ratings of bonds issued for health care facilities are often based on feasibility studies that contain projections of occupancy levels, revenues, and
expenses.   A facility's gross receipts and net income available for debt service will be affected by future events and conditions including, among other things, demand for services and the ability of the facility to provide the services required, physicians' confidence in the facility, management capabilities, economic developments in the service area, competition, efforts by insurers and governmental agencies to limit rates, legislation establishing state rate-setting agencies, expenses, the cost and possible unavailability of malpractice insurance, the funding of Medicare, Medicaid and other similar third party payor programs, and government regulation. Federal legislation requires a system of prospective Medicare reimbursement which may restrict the flow of revenues to hospitals and other facilities which are reimbursed for services provided under the Medicare program. Future legislation or changes in the areas noted above, among other things, would affect all hospitals to varying degrees and, accordingly, any adverse changes in these areas may adversely affect the ability of such issuers to make payment of principal and interest on Securities held in the portfolio of the Fund. Such adverse changes also may adversely affect the ratings of the Securities held in the portfolio of the Fund. Hospitals and other health care facilities are subject to claims and legal actions by patients and others in the ordinary course of business. Although these claims are generally covered by insurance, there can be no assurance that a claim will not exceed the insurance coverage of a health care facility or that insurance coverage will be available to a facility. In addition, a substantial increase in the cost of insurance could adversely affect the results of operations of a hospital or other health care facility. Certain hospital bonds may provide for redemption at par at any time upon the sale by the issuer of the hospital facilities to a non-affiliated entity or in other circumstances. For example, certain hospitals may have the right to call bonds at par if the hospital may legally be required because of the bonds to perform procedures against specified religious principles. Certain FHA-insured bonds may provide that all or a portion of those bonds, otherwise callable at a premium, can be called at par in certain circumstances. If a hospital defaults upon a bond obligation, the realization of Medicare and Medicaid receivables may be uncertain and, if the bond obligation is secured by the hospital facilities, legal restrictions on the ability to foreclose upon the facilities and the limited alternative uses to which a hospital can be put may reduce severely its collateral value.

         Certain of the Bonds in various series of the Fund consist of single family mortgage revenue bonds, which are issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences located within the issuer's boundaries and owned by persons of low or moderate income. Mortgage loans are generally partially or completely prepaid prior to their final maturities as a result of events such as sale of the mortgaged premises, default, condemnation or casualty loss. Because these Bonds are subject to extraordinary mandatory redemption in whole or in part from such prepayments of mortgage loans, a substantial portion of such Bonds will probably be redeemed prior to their scheduled maturities or even prior to their ordinary call dates. The redemption price of such issues may be more or less than the offering price of such Bonds. Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period or, in some cases, from the sale by the Bond issuer of the mortgage loans. Failure of the originating financial institutions to make mortgage loans would be due principally to the interest rates on mortgage loans funded from other sources becoming competitive with the interest rates on the mortgage loans funded with the proceeds of the single family mortgage revenue bonds. Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principal of or interest on such mortgage revenue bonds. Single family mortgage revenue bonds issued after December 31, 1980 were issued under Section 103A of the Internal Revenue Code, which Section contains certain ongoing requirements relating to the use of the proceeds of such Bonds in order for the interest on such Bonds to retain its tax-exempt status. In each case, the issuer of the Bonds has covenanted to comply with applicable ongoing requirements and bond counsel to such issuer has issued an opinion that the interest on the Bonds is exempt from Federal income tax under existing laws and regulations. There can be no assurances that the ongoing requirements will be met. The failure to meet these requirements could cause the interest on the Bonds to become taxable, possibly retroactively from the date of issuance.

         Certain of the Bonds in various series of the Fund may be obligations of issuers whose revenues are primarily derived from mortgage loans to housing projects for low to moderate income families. The ability of such issuers to make debt service payments will be affected by events and conditions affecting financed projects, including, among other things, the achievement and maintenance of sufficient occupancy levels and adequate rental income, increases in taxes, employment and income conditions prevailing in local labor markets, utility costs and other operating expenses, the managerial ability of project managers, changes in laws and governmental regulations, the appropriation of subsidies and social economic trends affecting the localities in which the projects are located. The occupancy of housing projects may be adversely affected by high rent levels and income limitations imposed under Federal and state programs. Like single family mortgage revenue bonds, multi-family mortgage revenue bonds are subject to redemption and call features, including extraordinary mandatory redemption features, upon prepayment, sale or non-origination of mortgage loans as well as upon the occurrence of other events. Certain issuers of single or multi-family housing bonds have considered various ways to redeem bonds they have issued prior to the stated first redemption dates for such bonds. In connection with the housing Bonds held by various series of the Fund, the sponsor has not had any direct communications with any of the issuers thereof, but at the initial Date of Deposit it was not aware that any of the respective issuers of such Bonds were actively considering the redemption of such Bonds prior to their respective stated initial call dates. However, there can be no assurance that an issuer of a Bond in the Funds will not attempt to so redeem a Bond in the Fund.

         Certain of the Bonds in various series of the Fund may be obligations of issuers which are payable from and secured by revenues derived from the ownership and operation of airports, public transit systems and ports. The major portion of an airport's gross operating income is generally derived from fees received from airlines pursuant to use agreements which consist of annual payments for airport use, occupancy of certain terminal space, service fees and leases. Airport operating income may therefore be affected by the ability of the airlines to meet their obligations under the use agreements. The air transport industry is experiencing significant variations in earnings and traffic, due to increased competition, excess capacity, increased costs, deregulation, traffic constraints and other factors, and several airlines are experiencing severe financial difficulties. In particular, facilities with use agreements involving airlines experiencing financial difficulty may experience a reduction in revenue due to the possible inability of these airlines to meet their use agreement obligations because of such financial difficulties and possible bankruptcy. The Sponsor cannot predict what effect these industry conditions may have on airport revenues which are dependent for payment on the financial condition of the airlines and their usage of the particular airport facility. Bonds that are secured primarily by the revenue collected by a public transit system typically are additionally secured by a pledge of sales tax receipts collected at the state or local level, or of other governmental financial assistance. Transit system net revenues will be affected by variations in utilization, which in turn may be affected by the degree of local governmental subsidization, demographic and population shifts, and competition from other forms of transportation; and by increased costs, including costs resulting from previous deferrals of maintenance. Port authorities derive their revenues primarily from fees imposed on ships using the facilities. The rate of utilization of such facilities may fluctuate depending on the local economy and on competition from competing forms of transportation such as air, rail and trucks.

     Because certain of the Bonds in a portfolio may from time to time under certain circumstances be sold or redeemed or will mature in accordance with their terms and because the proceeds arising as a result thereof will be distributed to Certificateholders and will not be reinvested, no assurance can be given that any series of the Fund will retain for any length of time the size and composition which existed at the date of the information in Part One. Moreover, neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any Bond.

     Most of the Bonds in each series of the Fund are subject to redemption prior to their stated maturity date pursuant to sinking fund or call provisions. A sinking fund is a reserve fund accumulated over a period of time for retirement of debt. A callable Bond is one which is subject to redemption or refunding prior to maturity at the option of the issuer. A refunding is a method by which a bond issue is redeemed, at or before maturity, by the proceeds of a new bond issue. In general, call provisions are more likely to be exercised when the offering side valuation is at a premium over par than when it is at a discount from par. The exercise of redemption or call provisions will (except to the extent that the proceeds of the called Bonds are used to pay for Unit redemptions) result in the distribution of principal and may result in a reduction in the amount of subsequent interest distributions and it may also offset the current return on Units of the Fund. The Portfolio in Part One contains a listing of the sinking fund and call provisions, if any, with respect to each of the Securities. Extraordinary optional redemptions and mandatory redemptions result from the happening of certain events including, but not limited to, a final determination that the interest on the Bonds is taxable; the substantial damage or destruction by fire or other casualty of the project for which the proceeds of the Bonds were used; an exercise by a local, state or Federal governmental unit of its power of eminent domain to take all or substantially all of the project for which the proceeds of the Bonds were used; changes in the economic availability of raw materials, operating supplies or facilities or technological or other changes which render the operation of the project for which the proceeds of the Bonds were used uneconomic; changes in law or an administrative or judicial decree which renders the performance of the agreement under which the proceeds of the Bonds were made available to finance the project impossible or which creates unreasonable burdens or which imposes excessive liabilities, such as taxes, not imposed on the date the Bonds are issued on the issuer of the Bonds or the user of the proceeds of the Bonds; an administrative or judicial decree which requires the cessation of a substantial part of the operations of the project financed with the proceeds of the Bonds; an overestimate of the costs of the project to be financed with the proceeds of the Bonds resulting in excess proceeds of the Bonds which may be applied to redeem Bonds; or an underestimate of a source of funds securing the Bonds resulting in excess funds which may be applied to redeem Bonds. The Sponsor is unable to predict all of the circumstances which may result in such redemption of an issue of Bonds.

     To the best knowledge of the Sponsor, there is no litigation pending as of the date hereof in respect of any Securities which might reasonably be expected to have a material adverse effect upon the Fund. At any time, litigation may be initiated on a variety of grounds with respect to Securities in the Fund. Such litigation may affect the validity of such Bonds or the tax-free nature of the interest thereon. While the outcome of litigation of such nature can never be entirely predicted, the Fund has received opinions of bond counsel to the issuing authorities of each Bond on the date of issuance to the effect that such Bonds have been validly issued and that the interest thereon is exempt from Federal and Maryland income tax. In addition, other factors may arise from time to time which potentially may impair the ability of issuers to meet obligations undertaken with respect to the Bonds.

Market for Units

     Although it is not obligated to do so, the Sponsor intends to maintain a market for the Units and continuously to offer to purchase Units at prices, subject to change at any time, based upon the aggregate bid price of the Securities in the portfolio of the Fund plus interest accrued to the date of settlement. All expenses incurred in maintaining a secondary market, other than the fees of the Evaluator, the costs of the Trustee in transferring and recording the ownership of Units, and auditor's fees up to $.50 per Unit, will be borne by the Sponsor. If the supply of Units exceeds demand, or if some other business reason exists, the Sponsor may discontinue purchases of Units.
In the event that a market is not maintained for the Units and no other purchaser can be found, a Certificateholder desiring to dispose of his Units may be able to do so by tendering such Units to the Trustee for redemption at the Redemption Price, which is based upon the aggregate bid price of the Securities in the portfolio of the Fund. The aggregate bid prices of the underlying Securities in the Fund are expected to be less than the related aggregate offering prices. See "Redemption of Units". A Certificateholder who wishes to dispose of his Units should inquire of his broker as to current market prices in order to determine whether there is in existence any price in excess of the Redemption Price and, if so, the amount thereof.

     The price at which Units are offered is calculated by adding to the Sponsor's determination of the aggregate bid price of the Securities in the Fund an amount equal to 4.167% of such price for Series 1, 2 and 3 and 5.263% of such price for Series 4 and dividing the sum so attained by the number of Units then outstanding in the series to which the evaluation relates. The computation produces a gross underwriting profit equal to 4% of the Public Offering Price for Series 1,2 and 3, and 5% of the Public Offering Price for Series 4. Interest accrued to the date of settlement (three business days after purchase) will be added to the Public Offering Price of Units.

     Accrued interest is the accumulation of unpaid interest on a bond from the last day on which interest thereon was paid. Interest on Securities in the Fund is actually paid semi-annually to the Fund. However, interest on the Securities in the Fund is accounted for daily on an accrual basis. Because of this, the Fund always has an amount of interest accrued but not yet collected by the Trustee because of non-collected coupons. For this reason, the Public Offering Price of Units will have added to it the proportionate share of accrued and undistributed interest to date of settlement. If a Certificateholder sells or redeems all or a portion of his Units or if the Fund is liquidated, he will receive at that time his proportionate share of the accrued interest computed to the settlement date in the case of sale or liquidation and to the date of tender in the case of redemption.

     In maintaining a market for the Units, the Sponsor will also realize profits or sustain losses in the amount of any difference between the price at which Units are purchased (based on the bid prices of the Securities in the Fund) and the price at which Units are resold (which price includes a sales charge of 4% or 4.167% of the net amount invested for Series 1, 2 and 3, and a sales charge of 5% or 5.263% of the net amount invested for Series 4) or redeemed (based on the bid prices of the Securities in the Fund). The secondary market public offering price of Units may be greater or less than the cost of such Units to the Sponsor.

     The aggregate price of the Securities in the Fund is determined by the Evaluator, on the basis of bid prices, (1) on the basis of current market prices for the Securities obtained from dealers or brokers who customarily deal in bonds comparable to those held by the Fund; (2) if such prices are not available for any of the Securities, on the basis of current market prices for comparable bonds; (3) by causing the value of the Securities to be determined by others engaged in the practice of evaluating, quoting or appraising comparable Bonds; or (4) by any combination of the above.

     Sales may be made to dealers who are members of the National Association of Securities Dealers, Inc. Such dealers will be allowed a concession of 2.5% per unit from the public offering price. The Sponsor reserves the right to change the amount of concession to dealers from time to time.

     The Sponsor will appraise or cause to be appraised daily the value of the underlying Securities as of 3:00 P.M. Eastern time on days the New York Stock Exchange is open. For transactions occurring after 3:00 P.M. Eastern time on days of trading on the New York Stock Exchange, the Public Offering Price will be computed as of 3:00 P.M. Eastern time on the next day that such Exchange is open for trading. The price so determined will be the basis for purchases or sales of outstanding Units during the period of time any such price is effective.

Expenses and Charges

     The Sponsor will not charge the Fund an advisory fee and will receive no fee from the Fund for services performed except that the Sponsor shall receive a minimum fee of $.40 per $1,000 principal amount of the underlying Securities annually from each series of the Fund for regularly evaluating the respective portfolios. All costs incurred initially in the creation and establishment of the Fund have been borne by the Sponsor. The annual fees of the Trustee for ordinary recurring services to each series of the Fund are computed at the following amounts per annum per $1,000 principal amount of underlying Bonds for those portions of the Fund representing monthly, quarterly or semi-annual distribution plans, respectively:

                       Monthly     Quarterly      Semi-Annual
         Series 1:      $1.23        $ .96            $.68
         Series 2:       1.26         1.00             .71
         Series 3:       1.13          .88             .60
         Series 4:       1.17          .89             .60

         The Trustee's fees are payable monthly on or before each Distribution Date from the Interest Account to the extent that funds are available, and then from the Principal Account. Since the Trustee has the use of the funds being held in the Principal and Interest Accounts for future distributions, payment of expenses and redemptions, and since such Accounts are non-interest-bearing to Certificateholders, the Trustee benefits thereby. All fees may be increased without approval of the Certificateholders by amounts not exceeding proportionate increases under the category "All Services Less Rent of Shelter" in the Consumer Price Index published by the United States Department of Labor.

         The following additional charges are or may be incurred by the Fund: all expenses (including legal and auditing expenses) of the Trustee incurred in connection with its responsibilities under the Indenture, except in the event of negligence, bad faith or willful misconduct on its part; the expenses and costs of any action undertaken by the Trustee to protect the Fund and the rights and interest of the Certificateholders; fees of the Trustee for any extraordinary services performed under the Indenture; all taxes and other governmental charges imposed upon the Bonds or any part of the Fund (no such taxes or charges are being levied or made or, to the knowledge of the Sponsor, contemplated) and expenditures incurred in contacting Certificateholders upon termination of the Fund. The above expenses and the Trustee's annual fees, when paid or owing to the Trustee, are secured by a lien on the Fund. In addition, the Trustee is empowered to sell Bonds in order to make funds available to pay all these amounts if funds are not otherwise available in the Interest and Principal Accounts.

Annual Unit Income

         Tax-exempt bonds are customarily offered to investors on a "yield price" basis (as contrasted to a

"dollar price" basis) at the lesser of the yield as computed to maturity of the bonds or to an earlier redemption date. Since Units of the Fund are offered on a dollar price basis, the estimated rate of return on an investment in Units of the Fund is stated in terms of "Estimated Current Return", computed by dividing the Estimated Annual Unit Income by the Public Offering Price (plus accrued interest). If the price of the Securities is less than $1,000, the yield to maturity will be greater than the Estimated Current Return; if the price of the Securities is greater than $1,000, the yield to maturity will be less than the Estimated Current Return. Any change to either the Estimated Annual Unit Income or the Public Offering Price (plus accrued interest) will result in a change in the Estimated Current Return. The Public Offering Price will vary in accordance with fluctuations in the prices of the underlying Securities and the Estimated Net Annual Unit Income will change as Securities are redeemed, paid, sold or exchanged in certain refundings, or as the expenses of the Fund change. Consequently, there is no guarantee that the present Estimated Current Return for the Fund will be realized in the future.

         Record Dates for the distribution of interest under the monthly plan of distribution are the first day of each month with the Distribution Dates being approximately two weeks after the related Record Date. It is anticipated that an amount equal to approximately one-twelfth of the amount of net annual interest income per unit will be distributed on or shortly after each Distribution Date to Certificateholders of record on the preceding Record Date.

         Record Dates for quarterly distributions are the first day of March, June, September and December and Record Dates for semi-annual distributions are the first day of June and December. The Distribution Dates for distributions of interest under the quarterly and semi-annual distribution plans are approximately two weeks after the related Record Date. All Certificateholders will receive any distributions from the Principal Account as of the Distribution Dates relating to the Record Dates for the months of June and December of each year.

Tax Status

         In the opinion of Chapman and Cutler, Counsel for the Sponsor, under existing law:

(1) The Fund is not an association taxable as a corporation for Federal income tax purposes. Interest and accrued original issue discount on Securities which is excludable from gross income under the Internal Revenue Code of 1986, as amended (the "Code"), will retain its status when received by the Fund and when distributed to Certificateholders; however such interest may be taken into account in computing the alternative minimum tax, an additional tax on branches of foreign corporations and the environmental tax (the "Superfund Tax"), as noted below.

(2) Each Certificateholder is considered to be the owner of a pro rata portion of the Fund under subpart E, subchapter J of chapter 1 of the Code and will have a taxable event when the Fund disposes of a Security or when the Certificateholder redeems or sells his Units. Certificateholders must reduce the tax basis of their Units for their share of accrued interest received by the Fund, if any, on Securities delivered after the Certificateholders pay for their Units to the extent that such interest accrued on such Securities during the period from the Certificateholders' settlement date to the date such Securities are delivered to the Trust and consequently, such Certificateholders may have an increase in taxable gain or reduction in capital loss upon the disposition of such Units. Gain or loss upon the sale or redemption of Units is measured by comparing the proceeds of such sale or redemption with the adjusted basis of the Units. If the Trustee disposes of Securities (whether by sale, payment on maturity, redemption or otherwise), gain or loss is recognized to the Certificateholder. The amount of any such gain or loss is measured by comparing the Certificateholder's pro rata share of the total proceeds from such disposition with the Certificateholder's basis for his or her fractional interest in the asset disposed of. In the case of a Certificateholder who purchases Units, such basis (before adjustment for earned original issue discount and amortized bond premium, if any) is determined by apportioning the cost of the Units among each of the Fund assets ratably according to value as of the valuation date nearest the date of acquisition of the Units. The tax basis requirements of the Code relating to amortization of bond premium may, under some circumstances, result in the Certificateholder realizing a taxable gain when his Units are sold or redeemed for an amount less than or equal to his original cost.

(3) Any proceeds paid under individual policies obtained by issuers of Securities which represent maturing interest on defaulted obligations held by the Trustee will be excludable from Federal gross income if, and to the same extent as, such interest would have been so excludable if paid by the issuer of the defaulted obligations provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the defaulted obligations, rather than the insurer, will pay debt service on the defaulted obligations.

         Sections 1288 and 1272 of the Code provide a complex set of rules governing the accrual of original issue discount. These rules provide that original issue discount accrues either on the basis of a constant compound interest rate or ratably over the term of the Security, depending on the date the Security was issued. In addition, special rules apply if the purchase price of a Security exceeds the original issue price plus the amount of original issue discount which would have previously accrued based upon its issue price (its "adjusted issue price") to prior owners. The application of these rules will also vary depending on the value of the Security on the date a Certificateholder acquires his Units and the price the Certificateholder pays for his Units. Investors with questions regarding these Code sections should consult with their tax advisers.

         "The Revenue Reconciliation Act of 1993" (the "Tax Act") subjects tax-exempt bonds to the market discount rules of the Code effective for bonds purchased after April 30, 1993. In general, market discount is the amount (if any) by which the stated redemption price at maturity exceeds an investor's purchase price (except to the extent that such difference, if any, is attributable to original issue discount not yet accrued), subject to a statutory de minimis rule. Market discount can arise based on the price a Fund pays for Securities or the price a Certificateholder pays for his or her Units. Under the Tax Act, accretion of market discount is taxable as ordinary income; under prior law the accretion had been treated as capital gain. Market discount that accretes while a Fund holds a Security would be recognized as ordinary income by the Certificateholders when principal payments are received on the Security, upon sale or at redemption (including early redemption), or upon the sale or redemption of his or her Units, unless a Certificateholder elects to include market discount in taxable income as it accrues. The market discount rules are complex and Certificateholders should consult their tax advisers regarding these rules and their application.

         In the case of certain corporations, the alternative minimum tax and the Superfund Tax for taxable years beginning after December 31, 1986 depend upon the corporation's alternative minimum taxable income, which is the corporation's taxable income with certain adjustments. One of the adjustment items used in computing the alternative minimum taxable income and the Superfund Tax of a corporation (other than an S Corporation, Regulated Investment Company, Real Estate Investment Trust, or REMIC) is an amount equal to 75% of the excess of such corporation's "adjusted current earnings" over an amount equal to its alternative minimum taxable income (before such adjustment item and the alternative tax net operating loss deduction). "Adjusted current earnings" includes all tax-exempt interest, including interest on the Securities in the Fund. Under the provisions of Section 884 of the Code, a branch profits tax is levied on the "effectively connected earnings and profits" of certain foreign corporations which include tax-exempt interest on the Securities in the Fund. Certificateholders should consult their tax advisers with respect to the particular tax consequences to them resulting from purchasing Units of the Trust, including the corporate alternative minimum tax, the Superfund Tax and the branch profits tax imposed by Section 884 of the Code.

         Counsel for the Sponsor has also advised that, under Section 265 of the Code, interest on indebtedness incurred or continued to purchase or carry Units of the Fund is not deductible for Federal income tax purposes. The Internal Revenue Service has taken the position that such indebtedness need not be directly traceable to the purchase or carrying of Units (however, these rules generally do not apply to interest paid on indebtedness incurred to purchase or improve a personal residence). Also, under Section 265 of the Code, certain financial institutions that acquire Units would generally not be able to deduct any of the interest expense attributable to ownership of such Units. Investors with questions regarding these issues should consult with their tax advisers.

         Section 86 of the Code provides, in general, that fifty percent of Social Security benefits are includable in gross income to the extent that the sum of "modified adjusted gross income" plus fifty percent of the Social Security benefits received exceeds a "base amount". The base amount is $25,000 for unmarried taxpayers, $32,000 for married taxpayers filing a joint return and zero for married taxpayers who do not live apart at all times during the taxable year and who file separate returns. Modified adjusted gross income is adjusted gross income determined without regard to certain otherwise allowable deductions and exclusions from gross income and by including tax exempt interest. To the extent that Social Security benefits are includable in gross income, they will be treated as any other item of gross income.

         In addition, under the Tax Act, for taxable years beginning after December 31, 1993, up to 85% of Social Security benefits are includible in gross income to the extent that the sum of "modified adjusted gross income" plus 50% of Social Security benefits received exceeds an "adjusted base amount". The adjusted base amount is $34,000 for unmarried taxpayers, $44,000 for married taxpayers filing a joint return, and zero for married taxpayers who do not live apart at all times during the taxable year and who file separate returns.

         Although tax-exempt interest is included in modified adjusted gross income solely for the purpose of determining what portion, if any, of Social Security benefits will be included in gross income, no tax- exempt interest, including that received from a Trust, will be subject to tax. A taxpayer whose adjusted gross income already exceeds the base amount must include fifty percent or eighty-five percent, respectively, of his Social Security benefits in gross income whether or not he receives any tax-exempt interest. A taxpayer whose modified adjusted gross income (after inclusion of tax-exempt interest) does not exceed the base amount need not include any Social Security benefits in gross income.

         In the case of corporations, the alternative tax rate applicable to long-term capital gains is 35 percent, effective for long-term capital gains realized in taxable years beginning on or after January 1, 1993. For taxpayers other than corporations, net capital gains are subject to a maximum marginal stated tax rate of 28 percent. However, it should be noted that legislative proposals are introduced from time to time that affect tax rates and could affect relative differences at which ordinary income and capital gains are taxed. Under the Code taxpayers must disclose to the Internal Revenue Service the amount of tax-exempt interest earned during the year.

         In the case of certain of the Securities in the Fund, the opinions of bond counsel indicate that interest on such Securities received by a "substantial user" of the facilities being financed with the proceeds of these Securities, or persons related thereto, for periods while such Securities are held by such a user or related person, will not be excludable from Federal gross income, although interest on such Securities received by others would be excludable from Federal gross income. "Substantial user" and "related person" are defined under the Code and U.S. Treasury Regulations. Any person who believes that he or she may be a "substantial user" or a "related person" as so defined should contact his or her tax adviser.

         At the respective times of issuance of the Securities, opinions relating to the validity thereof and to the exclusion of interest thereon from Federal and Maryland income taxes were rendered by bond counsel to the respective issuing authorities. Neither the Sponsor nor Chapman and Cutler have made any special review for the Fund of the proceedings relating to the issuance of the Securities or of the basis for such opinions.

         Ownership of the Units may result in collateral federal income tax consequences to certain taxpayers, including, without limitation, corporations subject to either the environmental tax or the branch profits tax, financial institutions, certain insurance companies, certain S corporations, individual recipients of Social Security or Railroad Retirement benefits and taxpayers who may be deemed to have incurred (or continued) indebtedness to purchase or carry tax-exempt obligations. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

         For a discussion of the state tax status of income earned on Units of the Fund, see below. Except as noted herein, the exemption of interest on State and local obligations for Federal income tax purposes discussed above does not necessarily result in exemption under the income or other tax laws of any State or City.

         At the time of the closing, Special Counsel to the Fund for Maryland tax matters rendered an opinion under then existing law substantially to the effect that: (1) For Maryland State and local income tax purposes, the Fund will not be recognized as an association taxable as a corporation, but rather as a fiduciary whose income will not be subject to Maryland State and local income taxation. (2) To the extent that interest derived from the Fund by a Certificateholder with respect to the obligations of the State of Maryland and its political subdivisions is excludable from Federal gross income, such interest will not be subject to Maryland State or local income taxes. Interest paid to a "financial institution" will be subject to the Maryland State franchise tax on financial institutions. (3) In the case of taxpayers who are individuals, Maryland presently imposes an income tax on items of tax preference with reference to such items as defined in the Internal Revenue Code, as amended from time to time, for purposes of calculating the federal alternative minimum tax. For taxable years beginning after December 31, 1986, interest paid on certain private activity bonds constitutes a tax preference item for the purpose of calculating the federal alternative minimum tax. Accordingly, if the Fund holds such bonds, 50% of the interest on such bonds in excess of a threshold amount is taxable in Maryland. (4) Capital gain will be included in the Maryland taxable base of Certificateholders for Maryland State and local income taxation purposes. However, Maryland defines the taxable net income of individuals as Federal adjusted gross income with certain modifications. Likewise, the Maryland taxable net income of corporations is Federal taxable income with certain modifications. There is available to Maryland income taxpayers a modification which allows those taxpayers to subtract from the Maryland taxable base the gain included in Federal adjusted gross income or Federal taxable income, as the case may be, which is realized from the disposition of Securities by the Fund. Consequently, by making that modification, a Certificateholder who is entitled to make the subtraction modification will not be subject to Maryland State or local income tax with respect to gain realized upon the disposition of Securities by the Fund. Profit realized by a "financial institution" from the sale or exchange of Bonds will be subject to the Maryland Franchise Tax. (5) Gain realized by a Certificateholder from the redemption, sale or other disposition of a Unit is subject to Maryland State and local income taxation.

         At the time of the closing, Special Counsel to the Fund for New York tax matters rendered an opinion under then existing law substantially to the effect that: (1) the Fund is not an association taxable as a corporation under New York law; (2) the income of the Fund will be treated as the income of the Certificateholders under the income tax laws of the State and City of New York ; and (3) individuals who are not residents of the State of New York are not subject to the income tax laws thereof with respect to any interest or gain derived from the Fund or any gain from the sale or other disposition of the certificates except to the extent that such interest or gain is from property employed in a business, trade, profession or occupation carried on in the State of New York.

         It should be noted that the exemption of interest on municipal bonds for Federal and Maryland income tax purposes does not necessarily result in an exemption under the income tax laws of any state or local government outside Maryland. The laws of the several states vary with respect to the taxation of municipal bonds, and Certificateholders are advised to consult with local counsel regarding such taxation.

         All statements in the Prospectus concerning exemption from Federal, Maryland or other taxes are the opinion of counsel and are to be so construed.

         From time to time proposals have been introduced before Congress, the purpose of which is to restrict or eliminate the Federal income tax exemption for interest on debt obligations similar to the Securities in the Fund, and it can be expected that similar proposals may be introduced in the future. The Fund cannot predict what additional legislation, if any, in respect of the tax status of interest on debt obligations may be proposed by the present Administration or by members of Congress, nor can it predict which proposals, if any, might be enacted or whether any legislation, if enacted, would apply to the Securities in the Fund.

Issue and Transfer of Certificates

         The Trustee is authorized to treat as the record owner of Units that person who is registered as such owner on the books of the Trustee. Ownership of Units is evidenced by registered certificates executed by the Trustee and the Sponsor. Certificates are transferable by presentation and surrender to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer. Certificates to be redeemed must be properly endorsed or accompanied by a written instrument or instruments of transfer. A Certificateholder must sign exactly as his name appears on the face of the certificate with the signature guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or such other signature guaranty program in addition to, or in substitution for, STAMP, as may be accepted by the Trustee. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority.

         Certificates will be issued in fully registered form, transferable only on the books of the Trustee in denominations of one Unit or any multiple thereof, numbered serially for purposes of identification. Certificates for Units will bear an appropriate notation on their face indicating which plan of distribution has been selected in respect thereof. When a change is made, the existing certificate must be surrendered to the Trustee and a new certificate issued to reflect the then effective plan of distribution. There will be no charge for this service.

         Although no such charge is now made or contemplated, a Certificateholder may be required to pay $2.00 to the Trustee per certificate reissued or transferred, and to pay any governmental charge that may be imposed in connection with each such transfer or exchange. For new certificates issued to replace destroyed, stolen or lost certificates, the Certificateholder may be required to furnish indemnity satisfactory to the Trustee and pay such expenses as the Trustee may incur. Mutilated certificates must be surrendered to the Trustee for replacement.

Distribution of Interest and Principal

         Interest from the Fund will be distributed on or shortly after the fifteenth day of each month on a pro rata basis to Certificateholders of record as of the preceding Record Date who are entitled to distributions at that time under the plan of distribution chosen. All distributions will be net of applicable expenses.

         The pro rata share of cash in the Principal Account will be computed as of June 1 and December 1 and distributions to the Certificateholders as of the applicable Record Date will be made approximately two weeks thereafter.
Proceeds received from the disposition of any of the Bonds after a Record Date and prior to the following Distribution Date will be held in the Principal Account and not distributed until the second following Distribution Date. The Trustee is not required to pay interest on funds held in the Principal or Interest Account (but may itself earn interest thereon and therefore benefit from the use of such funds), nor make a distribution from the Principal Account unless the amount available for distribution shall equal at least $1.00 per Unit.

         The Trustee will credit to the Interest Account all interest received by the Fund, including that part of the proceeds of any disposition of Securities which represents accrued interest. Other receipts will be credited to the Principal Account. The distribution to the Certificateholders as of each applicable Record Date will be made on the following Distribution Date or shortly thereafter and shall consist of an amount substantially equal to such portion of the holder's pro rata share of the estimated annual income to the Interest Account after deducting estimated expenses as is consistent with the distribution plan chosen. Because interest payments are not received by the Fund at a constant rate throughout the year, such interest distribution may be more or less than the amount credited to the Interest Account as of the Record Date. For the purposes of minimizing fluctuations in the distributions from the Interest Account, the Trustee is authorized to advance such amounts as may be necessary to provide interest distributions of approximately equal amounts. The Trustee shall be reimbursed, without interest, for any such advances from funds in the Interest Account on the ensuing Record Date. Persons who purchase Units between a Record Date and a Distribution Date will receive their first distribution on the second Distribution Date after the purchase, under the applicable plan of distribution.

         Each month, the Trustee will deduct from the Interest Account and, to the extent funds are not sufficient therein, from the Principal Account, amounts necessary to pay the expenses of the Fund. The Trustee also may withdraw from said accounts such amounts, if any, as it deems necessary to establish a reserve for any governmental charges payable out of the Fund. Amounts so withdrawn shall not be considered a part of the Fund's assets until such time as the Trustee shall return all or any part of such amounts to the appropriate accounts. In addition, the Trustee may withdraw from the Interest Account and the Principal Account such amounts as may be necessary to cover redemption of Units by the Trustee.

         The plan of distribution selected by a Certificateholder will remain in effect until changed. Certificateholders purchasing Units in the secondary market will initially receive distributions in accordance with the election of the prior owner. Each November, the Trustee will furnish each Certificateholder a card to be returned to the Trustee not later than December 1 of such year. Certificateholders desiring to change the plan of distribution in which they are participating may do so by indicating on the card and by returning it and their certificates to the Trustee. Certificates should only be sent by registered mail to minimize the possibility of their being lost or stolen. If the card and certificate are properly returned to the Trustee, the change will become effective on December 2 for the ensuing year. If notification is not given to the Trustee, the Certificateholder will be deemed to have elected to continue with the same plan for the following twelve months.


Reports to Certificateholders

         The Trustee shall furnish Certificateholders in connection with each distribution a statement of the amount of interest, if any, and the amount of other receipts, if any, which are being distributed, expressed in each case as a dollar amount per Unit. For as long as the Trustee deems it to be in the best interests of the Certificateholders, the accounts of the Fund shall be audited, not less frequently than annually, by independent certified public accountants and the report of such accountants shall be furnished by the Trustee to Certificateholders upon request. Within a reasonable time after the end of each calendar year, the Trustee will furnish to each person who at any time during the calendar year was a Certificateholder of record, a statement
(1) as to the Interest Account: interest received (including amounts representing interest received upon any disposition of Securities), deductions for payment of applicable taxes and for fees and expenses of the Fund, redemption of Units, if any, and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (2) as to the Principal Account: the dates of disposition of any Securities and the net proceeds received therefrom (excluding any portion representing accrued interest), deductions for payment of applicable taxes and for fees and expenses of the Trustee, redemptions of Units, and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (3) a list of Securities held and the number of Units outstanding on the last business day of such calendar year; (4) the Redemption Price per Unit based upon the last computation thereof made during such calendar year; and (5) amounts actually distributed during such calendar year from the Interest Account and from the Principal Account, separately stated, expressed both as total dollar amounts and as dollar amounts representing the pro rata share of each Unit outstanding.

         In order to comply with Federal and Maryland tax reporting requirements, Certificateholders will be furnished, upon request to the Trustee, evaluations of the Bonds furnished to it by the Evaluator.

         Each distribution statement will reflect pertinent information in respect of all plans of distribution so that Certificateholders may be informed regarding the results of other plans of distribution.

Redemption of Units

         A Certificateholder may redeem all or a portion of his Units by tender to the Trustee at its corporate trust office at 101 Barclay Street, 20th Floor, New York, New York 10286, of the certificates representing the Units to be redeemed, duly endorsed or accompanied by proper instruments of transfer with signature guaranteed (or by providing satisfactory indemnity, as in connection with lost, stolen or destroyed certificates), and payment of applicable governmental charges, if any. Thus, redemption of Units cannot be effected until certificates representing such Units have been delivered by the person seeking redemption or satisfactory indemnity has been provided. No redemption fee will be charged. On the third business day following such tender, the Certificateholder will be entitled to receive in cash an amount for each Unit equal to the Redemption Price per Unit next computed after receipt by the Trustee of such tender of Units. The "date of tender" is deemed to be the date on which Units are received by the Trustee, except that as regards Units received after 3:00 P.M. Eastern time on days of trading on the New York Stock Exchange, the date of tender is the next day on which such Exchange is open for trading and such Units will be deemed to have been tendered to the Trustee on such day for redemption at the redemption price computed on that day. Units so redeemed shall be cancelled.

         Under regulations issued by the Internal Revenue Service, the Trustee will be required to withhold a specified percentage of the principal amount of a Unit redemption if the Trustee has not been furnished the redeeming Certificateholder's tax identification number in the manner required by such regulations. Any amount so withheld is transmitted to the Internal Revenue Service and may be recovered by the Certificateholder only when filing a return. Under normal circumstances the Trustee obtains the Certificateholder's tax identification number from the selling broker. However, at any time a Certificateholder elects to tender Units for redemption, such Certificateholder should provide a tax identification number to the Trustee in order to avoid this possible "back-up withholding" in the event the Trustee has not been previously provided such number.

         Accrued interest paid on redemption shall be withdrawn from the Interest Account or, if the balance therein is insufficient, from the Principal Account. All other amounts paid on redemption shall be withdrawn from the Principal Account.

         The Redemption Price per Unit will be determined on the basis of the bid price of the Securities in the Fund, as of 3:00 P.M. Eastern time on days of trading on the New York Stock Exchange on the date any such determination is made. The Redemption Price per Unit is the pro rata share of each Unit determined by the Evaluator on the basis of (1) the cash on hand in the Fund or monies in the process of being collected, (2) the value of the Securities in the Fund based on the bid prices of the Securities, and (3) interest accrued thereon, less (a) amounts representing taxes or other governmental charges payable out of the Fund and (b) the accrued expenses of the Fund. The Evaluator may determine the value of the Securities in the Fund (1) on the basis of current bid prices of the Securities obtained from dealers or brokers who customarily deal in bonds comparable to those held by the Fund, (2) on the basis of bid prices for bonds comparable to any Securities for which bid prices are not available, (3) by causing the value of the Securities to be determined by others engaged in the practice of evaluating, quoting or appraising comparable Bonds, or (4) by any combination of the above.

         The Trustee is empowered to sell Securities in order to make funds available for redemption. To the extent that Securities are sold, the size and diversity of the Fund will be reduced. Such sales may be required at a time when Securities would not otherwise be sold and might result in lower prices than might otherwise be realized.

         The right of redemption may be suspended and payment postponed for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings, or during which the Securities and Exchange Commission determines that trading on that Exchange is restricted or an emergency exists, as a result of which disposal or evaluation of the Securities is not reasonably practicable, or for such other periods as the Securities and Exchange Commission may by order permit.

Purchase of Units by Sponsor

         The Trustee shall notify the Sponsor of any tender of Units for redemption. If the Sponsor's bid in the secondary market at that time equals or exceeds the Redemption Price per Unit, it may purchase such Units at the Sponsor's market price (see "Market for Units") by notifying the agent for the Trustee before the close of business on the second succeeding business day and by making payment therefor to the Certificateholder not later than the day on which the Units would otherwise have been redeemed by the agent for the Trustee. Units held by the Sponsor may be tendered to the Trustee for redemption as any other Units.

         The offering price of any Units acquired by the Sponsor will be in accord with the Public Offering Price described in the then currently effective prospectus describing such Units. Any profit resulting from the resale of such Units will belong to the Sponsor who likewise will bear any loss resulting from a lower offering or redemption price subsequent to its acquisition of such Units.

Removal of Securities from the Fund

         The Sponsor is empowered, but not obligated, to direct the Trustee to dispose of Securities in the

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

event of an advanced refunding or when certain other events occur that adversely affect the value of Securities, including default in payment of interest or principal, default in payment of interest or principal of other obligations of the same issuer, institution of legal proceedings, default under other documents adversely affecting debt service, decline in price or the occurrence of other market or credit factors, or decline in projected income pledged for debt service on revenue Bonds that, in the opinion of the Sponsor, may be detrimental to the interests of the Certificateholders.

         If any default in the payment of principal or interest on any Bond occurs and no provision for payment is made therefor within 30 days, the Trustee of the affected series of the Fund is required to notify the Sponsor thereof.
If the Sponsor fails to instruct the Trustee to sell or to hold such Bond within thirty days after notification by the Trustee to the Sponsor of such default, the Trustee may at its discretion sell the defaulted Bond and not be liable for any depreciation or loss thereby incurred.

         The Trustee is also empowered to sell, for the purpose of redeeming Units tendered by any Certificateholder, and for the payment of expenses for which funds may not be available, such of the Bonds in a list furnished by the Sponsor as the Trustee in its sole discretion may deem necessary. The Sponsor, in establishing such a list, will consider a variety of factors relating to the Bonds, including (a) interest rates, (b) market value, and (c) marketability.

         The Sponsor shall instruct the Trustee to reject any offer made by an issuer of any of the Bonds to issue new obligations in exchange and substitution for any Bonds pursuant to a refunding or refinancing plan, except that the Sponsor may instruct the Trustee to accept such an offer or to take any other action with respect thereto as the Sponsor may deem proper if the issuer is in default with respect to such Bonds or if, in the written opinion of the Sponsor, the issuer will probably default in respect to such Bonds in the foreseeable future.

         Any obligations so received in exchange or substitution will be held subject to the terms and conditions of the Indenture to the same extent as Bonds originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying Bonds, the Trustee is required to give notice thereof to each Certificateholder, identifying the Bonds eliminated and the Bonds substituted therefor. Except as stated in this paragraph and in the preceding paragraph, the acquisition by the Fund of any securities other than the Securities initially deposited is not permitted.

The Sponsor

         The Sponsor, Legg Mason Wood Walker, Incorporated, is a wholly owned subsidiary of Legg Mason, Inc. and is a registered broker-dealer incorporated under the laws of the State of Maryland. The Sponsor is a member firm of the New York Stock Exchange and is a member of the National Association of Securities Dealers, Inc. The Sponsor, through its over 90 offices located in 23 states, and other subsidiaries of Legg Mason Inc. offer a full line of investment services including investment research and trade execution services for listed and unlisted equity and fixed-income securities and options; exchange floor execution; investment banking services for corporations and public sector clients; and professional investment management services for individual and institutional clients. The Sponsor and other subsidiaries of Legg Mason, Inc. may, but need not, make a principal market as dealer in one or more of the Securities in the Trust. For the fiscal year ended March 31, 1995 Legg Mason, Inc. had revenues of $371,591,000. As of March 31, 1995 the stockholders' equity of Legg Mason Wood Walker, Incorporated, on an unconsolidated basis, was $129,173,000 (audited). The foregoing information with regard to the Sponsor relates to the Sponsor only and not to the Trust. Such information is included in this Prospectus only for the purpose of informing investors as to the responsibility of the Sponsor and its ability to carry out its contractual obligations with respect to the Trust. More detailed financial information concerning the Sponsor can be

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

obtained upon request from the Sponsor.

         If at any time the Sponsor shall fail to perform any of its duties under the Trust Agreement or shall become incapable of acting or shall be adjudged bankrupt or insolvent or shall have its affairs taken over by public authorities, then the Trustee may (a) appoint a successor sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding such reasonable amounts as may be prescribed by the SEC, or (b) terminate the Trust Agreement and liquidate the Trust as provided therein, or (c) continue to act as Trustee without terminating the Trust Agreement.

The Trustee

         The Trustee is The Bank of New York, a trust company organized under the laws of New York. The Bank of New York has its offices at 101 Barclay Street, New York, New York 10286 (800-221-7668). The Bank of New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law.

         The Trustee, whose duties are ministerial in nature, did not participate in the selection of the portfolio. For information relating to the responsibilities of the Trustee under the Indenture, reference is made to the material set forth under "Issue and Transfer of Certificates" and subsequent sections.

         In accordance with the Indenture, the Trustee shall keep proper books of record and accounts of all transactions at its office for the Fund. Such records shall include the name and address of, and the Certificates issued by the Fund to, every Certificateholder of the Fund. Such books and records shall be open to inspection by any Certificateholder at all reasonable times during usual business hours. The Trustee shall make such annual or other reports as may from time to time be required under any applicable state or Federal statute, rule or regulation (see "Reports to Certificateholders"). The Trustee is required to keep a certified copy or duplicate original of the Indenture on file in its office available for inspection at all reasonable times during the usual business hours by any Certificateholder, together with a current list of the Securities held in the Fund.

         The Trustee or any successor trustee may resign by executing an instrument in writing and filing the same with the Sponsor and mailing a copy of a notice of resignation to all Certificateholders. The Trustee or successor trustee must mail a copy of the notice of resignation to all Certificateholders then of record, not less than 60 days before the date specified in such notice when such resignation is to take effect. Upon receipt of such notice, the Sponsor is obligated to appoint a successor trustee promptly. If a trustee becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, the Sponsor may remove such trustee and appoint a successor as provided in the Indenture. If upon resignation of a trustee no successor has accepted the appointment within 30 days after notification, the retiring trustee may apply to a court of competent jurisdiction for the appointment of a successor. Upon execution of a written acceptance of such appointment by such successor trustee, all the rights, powers, duties and obligations of the original trustee shall vest in the successor. The resignation or removal of a trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee.

         Any corporation into which a trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which a trustee shall be a party, shall be the successor trustee. The trustee must be a banking corporation organized under the laws of the United States or any State and having at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

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

Limitations on Liabilities of Sponsor and Trustee

         The Sponsor and the Trustee shall be under no liability to Certificateholders for taking any action or for refraining from taking any action in good faith pursuant to the Indenture, or for errors in judgment, but shall be liable only for their own willful misfeasance, bad faith, gross negligence (ordinary negligence in the case of the Trustee) or reckless disregard of their obligations and duties. The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the Bonds. In the event of the failure of the Sponsor to act under the Indenture, a Trustee may act thereunder and shall not be liable for any action taken by it in good faith under the Indenture.

         The Trustee shall not be liable for any taxes or other governmental charges imposed upon or in respect of the Bonds or upon the interest thereon or upon it as Trustee under the Indenture or upon or in respect of the Fund which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction. In addition, the Indenture contains other customary provisions limiting the liability of a Trustee.

Amendment or Termination of the Indenture

         The Sponsor and the Trustee have the power to amend the Indenture without the consent of any of the Certificateholders when such an amendment is
(1) to cure an ambiguity or to correct or supplement any provision of the Indenture which may be defective or inconsistent with any other provision contained therein, or (2) to make such other provisions as shall not adversely affect the interest of the Certificateholders (as determined in good faith by the Sponsor and the Trustee), provided that the Indenture is not amended to increase the number of Units issuable thereunder or to permit the deposit or acquisition of securities either in addition to or in substitution for any of the Securities initially deposited in the Fund, except for the substitution of certain refunding securities for such debt obligations. In the event of any amendment, the Trustee is obligated to notify promptly all Certificateholders of the substance of such amendment.

         A series of the Fund may be liquidated at any time by consent of 100% of the Certificateholders or by the Trustee when the value of such series of the Fund, as shown by any Semi-Annual Evaluation, is less than $1,000,000. The Fund will terminate upon the redemption, sale or other disposition of the last Security held thereunder, but in no event shall it continue beyond the end of the calendar year preceding the fiftieth anniversary of its execution. In the event of termination, written notice thereof will be sent by the Trustee to all Certificateholders. Within a reasonable period after termination, the Trustee will sell any Bonds remaining in a series of the Fund, and, after paying all expenses and charges incurred by the Fund, will distribute to each Certificate-holder (including the Sponsor if it then holds any Units), upon surrender for cancellation of his Certificate for Units, his pro rata share of the balance remaining in the Interest and Principal Accounts, all as provided in the Indenture. With such distribution the Certificateholders shall be furnished a final distribution statement of the amount distributable.

Legal Opinions

         The legality of the Units offered hereby was passed upon by Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603, as counsel for the Sponsor. Weinberg and Green, 100 South Charles Street, Baltimore, Maryland 21201, acted as special counsel for the Fund for Maryland tax matters. Leboeuf, Lamb, Leiby & MacRae, 140 Broadway, New York, New York 10005, served as counsel for the Trustee and as special counsel for the Fund for New York tax matters.



                                       20


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Auditors

         The statement of assets and liabilities and the related Portfolio of the Fund, as of September 30, 1995, and the related statements of operations and changes in net assets for each of the three years in the period ended September 30, 1995 have been audited by Coopers & Lybrand L.L.P., independent accountants, as set forth in their report in Part One of this Prospectus, and are included therein in reliance upon such report, which is given upon the authority of such firm as experts in accounting and auditing.








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